Exhibit 99.2
Employers Holdings, Inc.
First Quarter 2022
Financial Supplement

EMPLOYERS HOLDINGS, INC.
Table of Contents

Page

1	Consolidated Financial Highlights

2	Summary Consolidated Balance Sheets

3	Summary Consolidated Income Statements

4	Net Income Before Income Taxes by Segment

6	Return on Equity

7	Roll-forward of Unpaid Losses and LAE

8	Consolidated Investment Portfolio

9	Book Value Per Share

10	Earnings Per Share

11	Non-GAAP Financial Measures

12	Description of Reportable Segments

EMPLOYERS HOLDINGS, INC.
Consolidated Financial Highlights (unaudited)
$ in millions, except per share amounts

	Three Months Ended
	March 31,
	2022	2021	% change
Selected financial highlights:
Gross premiums written	$172.4	$148.3	16%
Net premiums written	170.4	146.9	16
Net premiums earned	150.2	133.9	12
Net investment income	19.1	18.4	4
Net (loss) income before impact of the LPT(1)	(4.4)	21.0	(121)
Adjusted net income(1)	9.3	14.7	(37)
Net (loss) income before income taxes	(2.5)	27.6	(109)
Net (loss) income	(2.3)	23.1	(110)
Comprehensive loss	(90.5)	(13.0)	596
Total assets	3,753.3	3,864.0	(3)
Stockholders' equity	1,109.3	1,186.6	(7)
Stockholders' equity including the Deferred Gain(2)	1,221.6	1,309.9	(7)
Adjusted stockholders' equity(2)	1,249.2	1,230.9	1
Annualized adjusted return on stockholders' equity(3)	3.0%	4.8%	(38)%
Amounts per share:
Cash dividends declared per share	$0.25	$0.25	—%
Earnings (loss) per share(4)	(0.08)	0.80	(110)%
Earnings (loss) per share before impact of the LPT(4)	(0.16)	0.72	(122)%
Adjusted earnings per diluted share(4)	0.33	0.51	(35)
Book value per share(2)	39.99	41.67	(4)
Book value per share including the Deferred Gain(2)	44.04	46.00	(4)
Adjusted book value per share(2)	45.03	43.22	4
Financial information by Segment(5):
Net income (loss) before income taxes
Employers	$2.0	$34.0	(94)%
Cerity	(2.7)	(2.9)	7
Corporate and Other	(1.8)	(3.5)	49

(1) See Page 3 for calculations and Page 11 for information regarding our use of Non-GAAP Financial Measures.
(2) See Page 9 for calculations and Page 11 for information regarding our use of Non-GAAP Financial Measures.
(3) See Page 6 for calculations and Page 11 for information regarding our use of Non-GAAP Financial Measures.
(4) See Page 10 for description and calculations and Page 11 for information regarding our use of Non-GAAP Financial Measures.
(5) See Pages 4-5 for details and Page 12 for a description of our reportable segments.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Balance Sheets (unaudited)
$ in millions, except per share amounts

	March 31, 2022	December 31, 2021
ASSETS
Investments, cash and cash equivalents	$2,747.7	$2,811.3
Accrued investment income	17.9	14.5
Premiums receivable, net	258.2	244.7
Reinsurance recoverable, net of allowance, on paid and unpaid losses and LAE	478.6	483.8
Deferred policy acquisition costs	46.4	43.7
Deferred income taxes, net	22.5	—
Contingent commission receivable—LPT Agreement	13.9	13.9
Other assets	168.1	171.3
Total assets	$3,753.3	$3,783.2

LIABILITIES
Unpaid losses and LAE	$1,981.9	$1,981.2
Unearned premiums	325.1	304.7
Commissions and premium taxes payable	41.9	42.1
Deferred Gain	112.3	114.4
FHLB Advances(1)	60.0	—
Deferred income tax liability	—	7.7
Other liabilities	122.8	120.0
Total liabilities	$2,644.0	$2,570.1

STOCKHOLDERS' EQUITY
Common stock and additional paid-in capital	$411.7	$411.3
Retained earnings	1,329.2	1,338.5
Accumulated other comprehensive income, net	(27.6)	60.6
Treasury stock, at cost	(604.0)	(597.3)
Total stockholders’ equity	1,109.3	1,213.1
Total liabilities and stockholders’ equity	$3,753.3	$3,783.2

Stockholders' equity including the Deferred Gain (2)	$1,221.6	$1,327.5
Adjusted stockholders' equity (2)	1,249.2	1,266.9
Book value per share (2)	$39.99	$43.73
Book value per share including the Deferred Gain(2)	44.04	47.85
Adjusted book value per share (2)	45.03	45.67

(1) FHLB=Federal Home Loan Bank
(2) See Page 9 for calculations and Page 11 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Income Statements (unaudited)
$ in millions

	Three Months Ended
	March 31,
	2022	2021
Revenues:
Net premiums earned	$150.2	$133.9
Net investment income	19.1	18.4
Net realized and unrealized (losses) gains on investments(1)	(17.3)	10.9
Other income	—	0.4
Total revenues	152.0	163.6
Expenses:
Losses and LAE incurred	(94.2)	(69.6)
Commission expense	(20.9)	(16.8)
Underwriting and general and administrative expenses	(39.3)	(46.6)
Interest and financing expenses	(0.1)	(0.1)
Other expenses	—	(2.9)
Total expenses	(154.5)	(136.0)
Net (loss) income before income taxes	(2.5)	27.6
Income tax benefit (expense)	0.2	(4.5)
Net (loss) income	(2.3)	23.1
Unrealized AFS investment losses arising during the period, net of tax(2)	(88.4)	(35.5)
Reclassification adjustment for net realized AFS investment losses (gains) in net income, net of tax(2)	0.2	(0.6)
Total comprehensive loss	$(90.5)	$(13.0)
Net (loss) income	$(2.3)	$23.1
Amortization of the Deferred Gain - losses	(1.7)	(1.7)
Amortization of the Deferred Gain - contingent commission	(0.4)	(0.4)
Net (loss) income before impact of the LPT Agreement (3)	(4.4)	21.0
Net realized and unrealized losses (gains) on investments	17.3	(10.9)
Severance costs	—	2.9
Income tax (benefit) expense related to items excluded from Net income or loss	(3.6)	1.7
Adjusted net income	$9.3	$14.7

(1) Includes net realized and unrealized (losses) gains on equity securities and other investments of $(17.0) million and $10.1 million for the three months ended March 31, 2022 and 2021, respectively.
(2) AFS = Available for Sale securities.
(3) See Page 11 regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Net Income Before Income Taxes by Segment (1) (unaudited)
$ in millions

		Employers	Cerity	Corporate and Other	Consolidated
Three Months Ended March 31, 2022
Gross premiums written		$171.2	$1.2	$—	$172.4
Net premiums written		169.2	1.2	—	170.4

Net premiums earned	A	149.6	0.6	—	150.2
Net investment income		17.6	0.7	0.8	19.1
Net realized and unrealized losses on investments		(15.6)	(0.4)	(1.3)	(17.3)
Total revenues		151.6	0.9	(0.5)	152.0

Losses and LAE incurred (2)	B	(95.9)	(0.4)	2.1	(94.2)
Commission expense	C	(20.9)	—	—	(20.9)
Underwriting and general and administrative expenses	D	(32.8)	(3.2)	(3.3)	(39.3)
Interest and financing expenses		—	—	(0.1)	(0.1)
Total expenses		(149.6)	(3.6)	(1.3)	(154.5)
Net income (loss) before income taxes		$2.0	$(2.7)	$(1.8)	$(2.5)

Underwriting income (loss)	A+B+C+D	—	(3.0)

Loss and LAE expense ratio:
Current year		64.1%	n/m
Prior years		—	—
Loss and LAE ratio		64.1	n/m
Commission expense ratio		14.0	n/m
Underwriting expense ratio		21.9	n/m
Combined ratio		100.0%	n/m

n/m - not meaningful
(1) See Page 12 for a description of our reportable segments
(2) Losses and LAE in Corporate and Other represent the impact of the LPT Agreement

EMPLOYERS HOLDINGS, INC.
Net Income Before Income Taxes by Segment (1) (unaudited)
$ in millions

		Employers	Cerity	Corporate and Other	Consolidated
Three Months Ended March 31, 2021
Gross premiums written		$148.0	$0.3	$—	$148.3
Net premiums written		146.6	0.3	—	146.9

Net premiums earned	A	133.9	—	—	133.9
Net investment income		17.6	0.7	0.1	18.4
Net realized and unrealized gains on investments		10.8	0.1	—	10.9
Other income		0.4	—	—	0.4
Total revenues		162.7	0.8	0.1	163.6

Losses and LAE incurred (2)	B	(71.7)	—	2.1	(69.6)
Commission expense	C	(16.8)	—	—	(16.8)
Underwriting and general and administrative expenses	D	(37.3)	(3.7)	(5.6)	(46.6)
Interest and financing expenses		—	—	(0.1)	(0.1)
Other expenses		(2.9)	—	—	(2.9)
Total expenses		(128.7)	(3.7)	(3.6)	(136.0)
Net income (loss) before income taxes		$34.0	$(2.9)	$(3.5)	$27.6

Underwriting income (loss)	A+B+C+D	$8.1	$(3.7)

Loss and LAE expense ratio:
Current year		63.9%	n/m
Prior years		(10.4)	—
Loss and LAE ratio		53.5	n/m
Commission expense ratio		12.5	n/m
Underwriting expense ratio		27.9	n/m
Combined ratio		93.9%	n/m

n/m - not meaningful
(1) See Page 12 for a description of our reportable segments
(2) Losses and LAE in Corporate and Other represent the impact of the LPT Agreement

EMPLOYERS HOLDINGS, INC.
Return on Equity (unaudited)
$ in millions

		Three Months Ended
		March 31,
		2022	2021

Net (loss) income	A	$(2.3)	$23.1
Impact of the LPT Agreement		(2.1)	(2.1)
Net realized and unrealized losses (gains) on investments		17.3	(10.9)
Severance costs		—	2.9
Income tax (benefit) expense related to items excluded from Net income		(3.6)	1.7
Adjusted net income (1)	B	9.3	14.7

Stockholders' equity - end of period		$1,109.3	$1,186.6

Stockholders' equity - beginning of period		1,213.1	1,212.8

Average stockholders' equity	C	1,161.2	1,199.7

Stockholders' equity - end of period		$1,109.3	$1,186.6
Deferred Gain - end of period		112.3	123.3
Accumulated other comprehensive loss (income) - end of period		34.9	(100.0)
Income taxes related to accumulated other comprehensive (loss) income - end of period		(7.3)	21.0
Adjusted stockholders' equity - end of period		1,249.2	1,230.9
Adjusted stockholders' equity - beginning of period		1,266.9	1,223.1
Average adjusted stockholders' equity (1)	D	1,258.1	1,227.0

Return on stockholders' equity	A / C	(0.2)%	1.9%
Annualized return on stockholders' equity		(0.8)	7.7

Adjusted return on stockholders' equity (1)	B / D	0.7%	1.2%
Annualized adjusted return on stockholders' equity (1)		3.0	4.8

(1) See Page 11 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Roll-forward of Unpaid Losses and LAE (unaudited)
$ in millions

	Three Months Ended
	March 31,
	2022	2021

Unpaid losses and LAE at beginning of period	$1,981.2	$2,069.4
Reinsurance recoverable, excluding CECL allowance, on unpaid losses and LAE	476.9	497.0
Net unpaid losses and LAE at beginning of period	1,504.3	1,572.4
Losses and LAE incurred:
Current year losses	96.3	85.6
Prior year losses on voluntary business	—	(13.4)
Prior year losses on involuntary business	—	(0.5)
Total losses incurred	96.3	71.7
Losses and LAE paid:
Current year losses	4.6	4.7
Prior year losses	85.8	97.6
Total paid losses	90.4	102.3
Net unpaid losses and LAE at end of period	1,510.2	1,541.8
Reinsurance recoverable, excluding CECL allowance, on unpaid losses and LAE	471.7	492.3
Unpaid losses and LAE at end of period	$1,981.9	$2,034.1
Total losses and LAE shown in the above table exclude amortization of the Deferred Gain, which totaled $2.1 million for the three months ended March 31, 2022 and 2021.

EMPLOYERS HOLDINGS, INC.
Consolidated Investment Portfolio (unaudited)
$ in millions

	March 31, 2022				December 31, 2021
Investment Positions:	Cost or Amortized Cost	Net Unrealized Gain (Loss)	Fair Value	%	Fair Value	%
Fixed maturity securities	$2,305.9	$(34.9)	$2,271.0	83%	$2,342.7	83%
Equity securities	212.0	90.4	302.4	11	344.4	12
Short-term investments	3.2	—	3.2	—	10.5	—
Other invested assets	35.9	4.5	40.4	1	38.4	1
Cash and cash equivalents	130.5	—	130.5	5	75.1	3
Restricted cash and cash equivalents	0.2	—	0.2	—	0.2	—
Total investments and cash	$2,687.7	$60.0	$2,747.7	100%	$2,811.3	100%

Breakout of Fixed Maturity Securities:
U.S. Treasuries and agencies	$66.6	$(1.1)	$65.5	3%	$68.1	3%
States and municipalities	368.6	4.3	372.9	16	436.1	19
Corporate securities	1,061.1	(16.0)	1,045.1	46	1,080.3	46
Mortgage-backed securities	371.7	(15.8)	355.9	16	414.1	18
Asset-backed securities	71.0	(3.5)	67.5	3	68.5	3
Collateralized loan obligations	184.4	(1.1)	183.3	8	85.4	4
Bank loans and other	182.5	(1.7)	180.8	8	190.2	8
Total fixed maturity securities	$2,305.9	$(34.9)	$2,271.0	100%	$2,342.7	100%

Weighted average book yield	3.0%	3.0%
Average credit quality (S&P)	A+	A+
Duration	3.8	3.4

EMPLOYERS HOLDINGS, INC.
Book Value Per Share (unaudited)
$ in millions, except per share amounts

		March 31, 2022	December 31, 2021	March 31, 2021	December 31, 2020
Numerators:
Stockholders' equity	A	$1,109.3	$1,213.1	$1,186.6	$1,212.8
Plus: Deferred Gain		112.3	114.4	123.3	125.4
Stockholders' equity including the Deferred Gain (1)	B	1,221.6	1,327.5	1,309.9	1,338.2
Accumulated other comprehensive loss (income)		34.9	(76.7)	(100.0)	(145.7)
Income taxes related to accumulated other comprehensive income		(7.3)	16.1	21.0	30.6
Adjusted stockholders' equity (1)	C	$1,249.2	$1,266.9	$1,230.9	$1,223.1

Denominator (shares outstanding)	D	27,738,429	27,741,400	28,478,254	28,564,798

Book value per share (1)	A / D	$39.99	$43.73	$41.67	$42.46
Book value per share including the Deferred Gain(1)	B / D	44.04	47.85	46.00	46.85
Adjusted book value per share (1)	C / D	45.03	45.67	43.22	42.82

YTD Change in: (2)
Book value per share		(8.0)%		(1.3)%
Book value per share including the Deferred Gain		(7.4)		(1.3)
Adjusted book value per share		(0.9)		1.5

(1) See Page 11 for information regarding our use of Non-GAAP Financial Measures.
(2) Reflects the change in book value per share after taking into account dividends declared of $0.25 for each of the three month periods ended March 31, 2022 and 2021.

EMPLOYERS HOLDINGS, INC.
Earnings Per Share (unaudited)
$ in millions, except per share amounts

		Three Months Ended
		March 31,
		2022	2021
Numerators:
Net (loss) income	A	$(2.3)	$23.1
Impact of the LPT Agreement		(2.1)	(2.1)
Net (loss) income before impact of the LPT (1)	B	(4.4)	21.0
Net realized and unrealized losses (gains) on investments		17.3	(10.9)
Severance costs		—	2.9
Income tax (benefit) expense related to items excluded from Net income		(3.6)	1.7
Adjusted net income (1)	C	$9.3	$14.7

Denominators:
Average common shares outstanding (basic)	D	27,802,972	28,516,731
Average common shares outstanding (diluted)	E	28,077,608	28,968,339

Earnings (loss) per share:
Basic	A / D	$(0.08)	$0.81
Diluted (2)	A / E	(0.08)	0.80

Earnings (loss) per share before impact of the LPT: (1)
Basic	B / D	$(0.16)	$0.74
Diluted	B / E	(0.16)	0.72

Adjusted earnings per share: (1)
Basic	C / D	$0.33	$0.52
Diluted	C / E	0.33	0.51

(1) See Page 11 for information regarding our use of Non-GAAP Financial Measures.
(2) Represents basic loss per share or diluted earnings per share, as appropriate.

Non-GAAP Financial Measures
Within this earnings release we present the following measures, each of which are "non-GAAP financial measures." A reconciliation of these measures to the Company's most directly comparable GAAP financial measures is included herein. Management believes that these non-GAAP measures are important to the Company's investors, analysts and other interested parties who benefit from having an objective and consistent basis for comparison with other companies within our industry. Management further believes that these measures are more relevant than comparable GAAP measures in evaluating our financial performance.
The LPT Agreement is a non-recurring transaction that does not result in ongoing cash benefits to the Company. Management believes that providing non-GAAP measures that exclude the effects of the LPT Agreement (amortization of deferred reinsurance gain, adjustments to LPT Agreement ceded reserves and adjustments to contingent commission receivable) is useful in providing investors, analysts and other interested parties a meaningful understanding of the Company's ongoing underwriting performance.
Deferred reinsurance gain (Deferred Gain) reflects the unamortized gain from the LPT Agreement. This gain has been deferred and is being amortized using the recovery method, whereby the amortization is determined by the proportion of actual reinsurance recoveries to total estimated recoveries, except for the contingent profit commission, which is being amortized through June 30, 2024. Amortization is reflected in losses and LAE incurred.
Adjusted net income (see Page 3 for calculations) is net income excluding the effects of the LPT Agreement, and net realized and unrealized gains and losses on investments (net of tax), and any miscellaneous non-recurring transactions (net of tax). Management believes that providing this non-GAAP measures is helpful to investors, analysts and other interested parties in identifying trends in the Company's operating performance because such items have limited significance to its ongoing operations or can be impacted by both discretionary and other economic factors and may not represent operating trends.
Stockholders' equity including the Deferred Gain (see Page 9 for calculations) is stockholders' equity including the Deferred Gain. Management believes that providing this non-GAAP measure is useful in providing investors, analysts and other interested parties a meaningful measure of the Company's total underwriting capital.
Adjusted stockholders' equity (see Page 9 for calculations) is stockholders' equity including the Deferred Gain, less accumulated other comprehensive income (net of tax). Management believes that providing this non-GAAP measure is useful to investors, analysts and other interested parties since it serves as the denominator to the Company's adjusted return on stockholders' equity metric.
Return on stockholders' equity and Adjusted return on stockholders' equity (see Page 6 for calculations). Management believes that these profitability measures are widely used by our investors, analysts and other interested parties.
Book value per share, Book value per share including the Deferred Gain, and Adjusted book value per share (see Page 9 for calculations). Management believes that these valuation measures are widely used by our investors, analysts and other interested parties.
Net income before impact of the LPT (see Page 3 for calculations). Management believes that these performance and underwriting measures are widely used by our investors, analysts and other interested parties.

Description of Reportable Segments
The Company has determined that it has two reportable segments: Employers and Cerity. Each of these segments represents a separate and distinct underwriting platform through which the Company conducts insurance business.
The nature and composition of each reportable segment and its Corporate and Other activities are as follows:
•The Employers segment represents the traditional business offered through the EMPLOYERS brand name (Employers) through its agents, including business originated from its strategic partnerships and alliances;
•The Cerity segment represents the as business offered under the Cerity brand name, which includes the Company's direct-to-customer business; and
•Corporate and Other activities consist of those holding company expenses that are not considered to be underwriting in nature, the financial impact of the LPT Agreement and legacy (pre-acquisition) business assumed and ceded by Cerity Insurance Company. These expenses are not considered to be part of a reportable segment and are not otherwise allocated to a reportable segment.